This is filed pursuant to Rule 497(e).


Securities Act File No. 333-106971
Investment Company Act File No. 811-21399


AEGIS HIGH YIELD FUND
a series of The Aegis Funds
Supplement dated October 1, 2008 to the
Prospectus dated April 29, 2008

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The following disclosure replaces the Portfolio Manager section under Management of the Fund in the Prospectus:

PORTFOLIO MANAGERS. William S. Berno and Scott L. Barbee serve as co-managers of the Fund. Mr. Berno was the lead portfolio manager of the Fund from inception to September 30, 2008. He is a Chartered Financial Analyst and a Managing Director of AFC, which he co-founded in 1994. He has worked in the securities industry since 1979. Mr. Berno was a founding trustee and officer of the Fund. He took his degree from the University of Virginia in 1975 and earned an MBA with distinction from the University of Michigan in 1977. Mr. Berno has informed the Fund's Board of his intention to retire in January 2009.

Mr. Barbee became co-manager of the Fund as of October 1, 2008. He is a Chartered Financial Analyst and a Managing Director of AFC, which he joined in 1997. Mr. Barbee has over twelve years of experience in the securities industry and has been lead manager of the Aegis Value Fund since its inception in 1998. He was a founding trustee and officer of the Fund. Mr. Barbee graduated from Rice University in 1993 and received an MBA degree from the Wharton School at the University of Pennsylvania in 1997.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities of the Fund.


       THIS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE.